UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): September 10, 2008

ISRAMCO, INC.
               (Exact Name of Registrant as Specified in Charter)

Delaware	0-12500	13-3145265
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Number

          4801 WOODWAY DRIVE SUITE 100E, HOUSTON, TEXAS 77056
               (Address of Principal Executive Offices) (Zip Code)

713-621-3882
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 10, 2008, Mr. Frans Sluiter resigned from his position as a director of Isramco, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ISRAMCO INC.

Date: September 19, 2008	By:	/s/ Haim Tsuff
Haim Tsuff
Chief Executive Officer